SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2003

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

  Delaware                         1-5287                         22-2879612
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

200 Milik Street, Carteret, New Jersey       07008
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (732) 499-3000

                             Exhibit Index on Page 4


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Item 7. Financial Statements and Exhibits.

        (a) None.
        (b) None.
        (c) Exhibits:

         Exhibit No.              Description

         99.1                     Press release issued by the registrant, dated
                                  April 2, 2003.

Item 9. Regulation FD Disclosure.

          On April 2, 2003, Pathmark Stores, Inc., a Delaware corporation, issued a press release announcing its results for the fourth quarter of its fiscal year 2002 and for its full fiscal year 2002 ended February 1, 2003. The press release appearing in Exhibit 99.1, other than the ninth paragraph, the third and fourth sentences of the tenth paragraph, the eleventh paragraph and footnote (f) to the tables attached to the press release, is not filed but is furnished in accordance with Item 12 of Form 8-K.

          A copy of the press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATHMARK STORES, INC.

Date: April 2, 2003                   By:  /s/ Marc A. Strassler
                                           -----------------------------
                                           Name:  Marc A. Strassler
                                           Title: Senior Vice President
                                                  and General Counsel

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                                  EXHIBIT INDEX

Exhibit
No.                         Description
-------                     -----------
99.1                        Press Release, issued by the registrant, dated
                            April 2, 2003.

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